UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06211

Name of Fund: Merrill Lynch U.S. Treasury Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch U.S. Treasury Money Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 05/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
May 31, 2006

Merrill Lynch
U.S. Treasury Money Fund

Merrill Lynch U.S. Treasury Money Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Donald C. Burke, Vice President and Treasurer
Cindy V. Macaulay, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Merrill Lynch U.S. Treasury Money Fund effective May 1, 2006.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Trustees has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006         3

A Discussion With Your Fund's Portfolio Manager

      We maintained a fairly conservative approach throughout the period as we await more compelling opportunities once the Federal Reserve Board eventually pauses in its interest rate-hiking campaign.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2006, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 3.70%. The Fund's seven-day yield as of May 31, 2006 was 4.03%.

The Fund's average portfolio maturity at May 31, 2006 was 49 days. This compared to 57 days at November 30, 2005.

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with quarter-point interest rate hikes at each of its meetings during the six-month period. In maintaining its tightening bias, the central bank remained focused on combating inflationary fears amid rising energy prices. Meanwhile, the economy remained reasonably firm throughout the period, despite data that occasionally pointed to signs of weakness. Gross domestic product (GDP), which grew at an annualized rate of just 1.7% in the fourth quarter of 2005, was a strong 5.6% for the first quarter of 2006.

Not long before the six-month period began, Dr. Ben Bernanke was named the successor of longtime Fed Chairman Alan Greenspan, and the markets began to anticipate that perhaps the measured interest rate-hiking campaign would soon come to an end. Although the Fed did remove the critical word "measured" from the description of its monetary tightening program, Dr. Bernanke's official induction in January was accompanied by a quarter-point interest rate hike, followed by two more on March 28 and May 10. This brought the federal funds rate to 5% by period-end. Another interest rate hike, after the close of the period on June 29, 2006, brought the target short-term interest rate to 5.25%, marking the 17th consecutive increase since June 2004.

Finally, it is worth commenting on the shape of the Treasury yield curve. After flattening dramatically during the course of the Fed's interest rate-hiking campaign, the curve inverted occasionally throughout the early months of 2006. At May 31, 2006, the curve was relatively flat, with the six-month Treasury bill yielding 5.08%, the two-year Treasury note 5.04%, the 10-year Treasury note 5.12% and the 30-year Treasury bond 5.21%.

How did you manage the Fund during the period?

The Fund's average portfolio maturity reached a high of 65 days and a low of 28 days during the six-month period. As the Fed tirelessly advanced its monetary tightening policy, we were reluctant to pursue longer-dated money market issues and focused primarily on capturing the greatest relative value at the short end of the Treasury curve. This meant evaluating yields available in the one-, three- and six-month sectors in an effort to enhance income and total return potential within a fairly conservative framework. We also remained cognizant of supply issues that intermittently caused prices on one-month bills to become expensive.

While we generally wanted to avoid locking into longer securities as rates steadily rose, we did selectively participate in the nine-month - one-year sectors as yield-enhancement opportunities presented themselves. Notably, we were able to take advantage of opportunities in these sectors in November and December 2005, when investors began to speculate that perhaps the Fed was nearing the end of its interest rate-hiking campaign. We reverted back to a more conservative approach shortly after Dr. Bernanke assumed the role of Fed Chairman and monetary tightening moved forward uninterrupted.

As is customary at calendar year-end, the Fund received heavy inflows as investors shifted assets to Treasury funds for year-end tax advantages. Thus, we began to target maturities in January and February, avoiding issues maturing in December. Much of the new money was redeemed in January, so our strategy in the first quarter of 2006 involved carefully managing amid the asset flows in and out of the portfolio. In the final two months of the period, we generally found the greatest value in Treasury bills with maturities of three months and under. Given the uncertainty over the Fed's future moves, we found it prudent to stay the course and maintain ample liquidity while waiting for a pause in monetary tightening.


4       MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

How would you characterize the Fund's position at the close of the period?

We would describe our period-end position as cautiously optimistic. We believe the end of the Fed's tightening cycle is within sight, which eventually could give us cause to become more aggressive. Overall, the housing market still shows signs of decline, high gasoline prices weigh on the minds of summer travelers, and the markets have yet to see the type of explosive employment growth expected to accompany the greater than 5% GDP growth seen in the first quarter. All of these variables have been reflected in a decline in consumer confidence. Against this backdrop, an eventual pause would seem warranted.

On the supply side, record U.S. deficits are expected to translate into increased debt issuance, although we believe most of the supply will continue to be skewed toward the long end. We anticipate that some of the Treasury's needs will be met by higher tax receipts both on the corporate and individual levels. However, if the economy slows, resulting in a downturn in tax receipts, we would expect front-end issuance to increase.

In the immediate term, we intend to maintain ample liquidity and a relatively conservative approach. We will continue to monitor the economic data and the yield curve for signs that a Fed pause is imminent, which would give us greater reason to extend the portfolio's maturity.

The Fund's portfolio composition, as a percent of net assets, at the end of May and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                          5/31/06       11/30/05
--------------------------------------------------------------------------------
U.S. Treasury Bills ...............................         82.0%         92.4%
U.S. Treasury Notes ...............................         17.3          10.5
Other Assets Less Liabilities .....................          0.7            --
Liabilities in Excess of Other Assets .............           --          (2.9)
                                                         -----------------------
Total .............................................        100.0%        100.0%
                                                         =======================

Cindy V. Macaulay
Vice President and Portfolio Manager

June 7, 2006


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006         5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                       Expenses Paid
                                                              Beginning             Ending          During the Period*
                                                            Account Value        Account Value      December 1, 2005 to
                                                          December 1, 2005       May 31, 2006          May 31, 2006
=======================================================================================================================
Actual
=======================================================================================================================
Merrill Lynch U.S. Treasury Money Fund                          $1,000             $1,018.30               $3.02
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% annual return before expenses)**
=======================================================================================================================
Merrill Lynch U.S. Treasury Money Fund                          $1,000             $1,021.91               $3.02
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


6       MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

Schedule of Investments                                           (in Thousands)

                                                           Face                Interest           Maturity
Issue                                                     Amount                 Rate*              Date            Value
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills--82.0%
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills                                       $   651                   4.52 %        6/01/2006        $   651
                                                            3,400           4.163 - 4.62          6/08/2006          3,397
                                                            7,611           4.621 - 4.865         6/15/2006          7,597
                                                           10,430            4.19 - 4.66          6/22/2006         10,402
                                                              380                   4.55          6/29/2006            379
                                                            1,978                   4.633         7/06/2006          1,970
                                                            3,600                   4.575         7/13/2006          3,582
                                                            6,024            4.60 - 4.669         7/20/2006          5,988
                                                            3,828            4.34 - 4.675         7/27/2006          3,802
                                                            1,500                   4.686         8/03/2006          1,488
                                                            5,000                   4.707         8/10/2006          4,955
                                                               98                   4.712         8/24/2006             97
                                                            2,950                   4.69          8/31/2006          2,915
                                                              800                   4.81         11/02/2006            784
                                                              800                   4.83         11/09/2006            783
--------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Bills (Cost--$48,784) ......................................................................    48,790
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes--17.3%
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         3,000                   2.75          6/30/2006          2,995
                                                            5,000                   2.75          7/31/2006          4,983
                                                              350                   2.375         8/15/2006            348
                                                              300                   2.50         10/31/2006            297
                                                            1,668                   2.875        11/30/2006          1,650
--------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Notes (Cost--$10,277) ......................................................................    10,273
--------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$59,061**)--99.3% .....................................................................    59,063

Other Assets Less Liabilities--0.7% ............................................................................       390
                                                                                                                   -------
Net Assets--100.0% .............................................................................................   $59,453
                                                                                                                   =======

* U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the range of discount rates paid at the time of purchase. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.
** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................    $59,061
                                                                        =======
      Gross unrealized appreciation ................................    $     6
      Gross unrealized depreciation ................................         (4)
                                                                        -------
      Net unrealized appreciation ..................................    $     2
                                                                        =======

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006         7

Statement of Assets and Liabilities

As of May 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$59,061,191) .....                     $  59,062,520
            Cash ................................................................................                            11,541
            Receivables:
               Securities sold ..................................................................    $   1,998,471
               Beneficial interest sold .........................................................          395,082
               Interest .........................................................................           83,561        2,477,114
                                                                                                     -------------
            Prepaid expenses and other assets ...................................................                            17,240
                                                                                                                      -------------
            Total assets ........................................................................                        61,568,415
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Securities purchased .............................................................        1,996,486
               Beneficial interest redeemed .....................................................           93,100
               Distributor ......................................................................           14,462
               Investment adviser ...............................................................            5,984
               Other affiliates .................................................................            5,260
                                                                                                     -------------
            Total liabilities ...................................................................                         2,115,292
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets ..........................................................................                     $  59,453,123
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $   5,945,179
            Paid-in capital in excess of par ....................................................                        53,506,615
            Unrealized appreciation--net ........................................................                             1,329
                                                                                                                      -------------
            Net assets--Equivalent to $1.00 per share based on 59,451,794 shares of beneficial
             interest outstanding ...............................................................                     $  59,453,123
                                                                                                                      =============

      See Notes to Financial Statements.


8       MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

Statement of Operations

For the Six Months Ended May 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and discount earned ............................                     $   1,329,514
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $     157,151
            Distribution fees ...................................................................           39,406
            Professional fees ...................................................................           21,290
            Accounting services .................................................................           19,556
            Trustees' fees and expenses .........................................................           18,453
            Registration fees ...................................................................           15,297
            Printing and shareholder reports ....................................................           11,005
            Transfer agent fees .................................................................            7,193
            Custodian fees ......................................................................            3,408
            Pricing fees ........................................................................              422
            Other ...............................................................................            6,070
                                                                                                     -------------
            Total expenses before waiver ........................................................          299,251
            Waiver of expenses ..................................................................         (110,006)
                                                                                                     -------------
            Total expenses after waiver .........................................................                           189,245
                                                                                                                      -------------
            Investment income--net ..............................................................                         1,140,269
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ...................................................                               939
            Change in unrealized appreciation/depreciation on investments--net ..................                             2,714
                                                                                                                      -------------
            Total realized and unrealized gain--net .............................................                             3,653
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $   1,143,922
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006         9

Statements of Changes in Net Assets

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                         May 31,       November 30,
Increase (Decrease) in Net Assets:                                                                        2006             2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..............................................................    $   1,140,269    $   1,227,292
            Realized gain--net ..................................................................              939            2,905
            Change in unrealized appreciation/depreciation--net .................................            2,714           15,003
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ................................        1,143,922        1,245,200
                                                                                                     ------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..............................................................       (1,140,269)      (1,227,292)
            Realized gain--net ..................................................................             (939)          (2,905)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders       (1,141,208)      (1,230,197)
                                                                                                     ------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net proceeds from sale of shares ....................................................       76,066,811      108,100,327
            Value of shares issued to shareholders in reinvestment of dividends and distributions        1,141,208        1,230,197
                                                                                                     ------------------------------
            Total shares issued .................................................................       77,208,019      109,330,524
            Cost of shares redeemed .............................................................      (72,938,156)    (104,896,495)
                                                                                                     ------------------------------
            Net increase in net assets derived from beneficial interest transactions ............        4,269,863        4,434,029
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................        4,272,577        4,449,032
            Beginning of period .................................................................       55,180,546       50,731,514
                                                                                                     ------------------------------
            End of period .......................................................................    $  59,453,123    $  55,180,546
                                                                                                     ==============================

      See Notes to Financial Statements.


10      MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

Financial Highlights

                                                            For the Six                       For the Year Ended
                                                            Months Ended                          November 30,
The following per share data and ratios have been derived      May 31,        --------------------------------------------------
from information provided in the financial statements.          2006            2005          2004          2003          2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ..........   $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                                              ------------------------------------------------------------------
            Investment income--net ........................      .0181           .0222         .0052         .0053         .0118
            Realized and unrealized gain (loss)--net ......         --*          .0004        (.0004)       (.0001)       (.0004)
                                                              ------------------------------------------------------------------
            Total from investment operations ..............      .0181           .0226         .0048         .0052         .0114
                                                              ------------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net .....................     (.0181)         (.0222)       (.0052)       (.0053)       (.0118)
               Realized gain--net .........................         --**        (.0001)       (.0001)       (.0001)       (.0001)
                                                              ------------------------------------------------------------------
            Total dividends and distributions .............     (.0181)         (.0223)       (.0053)       (.0054)       (.0119)
                                                              ------------------------------------------------------------------
            Net asset value, end of period ................   $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                                              ==================================================================
            Total Investment Return .......................       1.83%+          2.26%          .53%          .54%         1.20%
                                                              ==================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .......................        .60%++          .58%          .67%          .61%          .66%
                                                              ==================================================================
            Expenses ......................................        .95%++          .93%         1.02%          .96%         1.01%
                                                              ==================================================================
            Investment income and realized gain--net ......       3.63%++         2.23%          .50%          .57%         1.20%
                                                              ==================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ......   $ 59,453        $ 55,181      $ 50,732      $ 65,010      $ 78,943
                                                              ==================================================================

*     Amount is less than $.0001 per share.
**    Amount is less than $(.0001) per share.
+     Aggregate total investment return.
++    Annualized.

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006        11

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. Valuation of other short-term investment vehicles is generally based on the net asset value of the underwriting investment vehicle or amortized cost. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


12      MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

Notes to Financial Statements (concluded)

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund. MLIM has agreed to waive .35% of its fee, resulting in an annual fee equal to .15% of the average daily net assets of the Fund. For the six months ended May 31, 2006, MLIM earned fees of $157,151, of which $110,006 was waived.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee from the Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with each Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. For the six months ended May 31, 2006, MLPF&S earned $39,406 under the Shareholder Servicing Plan.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended May 31, 2006, the Fund reimbursed MLIM $780 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006        13

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds


14      MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006
      advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in May 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006        15
benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee


16      MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006
waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006        17

Disclosure of New Investment Advisory Agreement (concluded)

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered, in conjunction with the Contingent Subadvisory Agreement, the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


18      MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH U.S. TREASURY MONEY FUND            MAY 31, 2006        19

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch U.S. Treasury Money Fund
Box 9011
Princeton, NJ 08543-9011

                                                                  #13966 -- 5/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

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12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch U.S. Treasury Money Fund


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch U.S. Treasury Money Fund

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch U.S. Treasury Money Fund

Date: July 21, 2006


By: /s/ Donald C. Burke
    --------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch U.S. Treasury Money Fund

Date: July 21, 2006